UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement
□	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
□	Definitive information statement

EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

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700 Louisiana Street, 41st Floor

Houston, Texas 77002

DEFINITIVE INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This notice and information statement (“Information Statement”) is being furnished to the stockholders of Equus Total Return, Inc., a Delaware corporation (“Equus”, the “Fund” or the “Company”), in connection with an action taken by holders of 52.74% of our voting shares (the “Consenting Shareholders”) to approve the Company’s 2025 Equity Incentive Plan (hereinafter, the “2025 Plan”). On October 3, 2025, the Equus Board of Directors (sometimes referred to hereinafter as the “Board”) approved the 2025 Plan. On March 19, 2026, the Company obtained the written consent of the Consenting Shareholders who also approved the 2025 Plan.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Regulation 14C and Schedule C thereunder, this Information Statement will be mailed out on or about April ___, 2026, 2025 (the “Mailing Date”) to the Company’s shareholders of record, as of March 24, 2026 (the “Record Date”). As of the Record Date, we had outstanding 13,966,696 shares of common stock. We have no other shares of voting stock outstanding.

This Information Statement is being circulated to advise the shareholders of the approval by the Consenting Shareholders of the 2025 Plan (sometimes referred to throughout this Information Statement as the “Plan Approval”). Nevertheless, pursuant to Rule 14c-2 of the Exchange Act, the Plan Approval will not be effective until 20 days after the Mailing Date. We anticipate that the Plan Approval will become effective on or about May ___, 2026 (the “Effective Date”).

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

The authority of our stockholders to take action by written consent, in lieu of a meeting, is provided by Section 228 of the General Corporation Law of Delaware and Section 2.8 of the Equus Bylaws, which provides that any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If the Plan Approval was not adopted by majority written consent pursuant to Section 228, such action would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of authorizing the Plan Approval.

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The Company has authorized capital stock consisting of 100,000,000 shares of common stock. As of the date of this Information Statement, the Company had 13,966,696 shares of its common stock issued and outstanding. On March 19, 2026, the Secretary of the Company received the written consent of shareholders collectively holding 7,366,538 shares, or 52.74% of our issued and outstanding common stock, granting the Plan Approval. No further vote of our stockholders is required to effect the Plan Approval, which is expected to become effective on or about May ___, 2026.

The transfer agent for our common stock is Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Plan Approval. The Consenting Shareholders have provided the Plan Approval collectively hold a majority of the Company’s outstanding common stock and, accordingly, such shareholders have sufficient voting rights to authorize the Plan Approval.

Under Delaware law, the Effective Date of the Plan Approval is twenty (20) days following the giving of notice of the Plan Approval to all other stockholders. This Information Statement constitutes the required notice under Delaware law.

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THE EQUUS TOTAL RETURN, INC.

2025 EQUITY INCENTIVE PLAN

On October 3, 2025, the Board adopted the Fund’s 2025 Equity Incentive Plan (the “2025 Plan”) and recommended that the Fund’s shareholders approve the 2025 Plan. On March 19, 2026, the Secretary of the Fund received the written consent of Fund shareholders collectively holding 7,366,538 shares, or 52.74% of our issued and outstanding common stock (the “Consenting Shareholders”), also approving the 2025 Plan (“Plan Approval”), which will become effective following twenty (20) days after notice of the Plan Approval is given or mailed to our non-consenting shareholders, which mailing is expected to commence on or about April ___, 2026.

The 2025 Plan is intended to promote the interests of the Fund by encouraging officers, employees, and directors of the Fund and its affiliates to acquire or increase their equity interest in the Fund and to provide a means whereby they may develop a proprietary interest in the development and financial success of the Fund, to encourage them to remain with and devote their best efforts to the business of the Fund, thereby advancing the interests of the Fund and our stockholders. The 2025 Plan is also intended to enhance the ability of the Fund and its affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Fund.

Material Features of the 2025 Plan

The material features of the 2025 Plan are:

•	The maximum number of shares of common stock to be issued under the 2025 Plan is 2,793,339 shares;

•	The award of stock options (both incentive and non-qualified options), as well as the award of restricted stock, is permitted;

•	The term of the 2025 Plan will expire on March 19, 2036, which is ten years from the date that the Consenting holders of a majority of our voting shares approved the 2025 Plan.

Based solely on the closing price of our common stock as reported by the New York Stock Exchange on March 19, 2026, the maximum aggregate market value of the common stock that could potentially be issued under the 2025 Plan is approximately $4.9 million. The shares we issue under the 2025 Plan will be authorized but unissued shares or shares that we reacquire due to the forfeiture or cancellation of shares underlying awards granted to 2025 Plan participants. The shares of common stock underlying any awards under the 2025 Plan that are forfeited, cancelled or are otherwise terminated (other than by exercise) are added back to the shares of common stock available for issuance under the 2025 Plan.

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SUMMARY OF THE 2025 PLAN

The following is a summary of the key terms of the 2025 Plan. The summary does not purport to be a complete description of all provisions of the 2025 Plan and is qualified in its entirety by reference to the complete text of the 2025 Plan which is attached as an exhibit to this proxy statement.

Plan Administration. The 2025 Plan will be administered by the Board of Directors or a committee of the Board comprised solely of individuals who are not considered “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (the Board or the Committee discharged to administer the 2025 Plan is hereafter referred to as the “Plan Administrator”). The Plan Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2025 Plan.

SEC Orders and Limitations on Awards. We will be required, and following approval of the 2025 Plan we intend to seek, an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to enable us to grant awards under the 2025 Plan to non-employee directors. Further, we will also require and intend to also seek an exemptive order from the SEC to grant awards consisting of restricted stock. We may also modify certain terms and conditions of the 2025 Plan depending upon the requirements of the SEC.

Eligibility. Persons eligible to participate in the 2025 Plan will be those full or part-time officers, employees, and non-employee directors of the Fund and its subsidiaries as selected from time to time by the Plan Administrator in its discretion (sometimes referred to hereinafter as “Participants” or individually as a “Participant”). Approximately 7 individuals are currently eligible to participate in the 2025 Plan, which includes 3 officers, one employee who is not an officer, and 3 non-employee directors.

Aggregate Plan Limits. 2,793,339 shares are initially available for issuance under the 2025 Plan. The amount of voting securities that would result from the exercise of all options, together with any restricted stock issued pursuant to the 2025 Plan, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding options, together with any restricted stock issued pursuant to the 2025 Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding options, together with any restricted stock issued pursuant to the 2025 Plan, at the time of issuance shall not exceed 20% of our outstanding voting securities. Any shares withheld from an award, either to satisfy tax withholding requirements, or pursuant to the delivery of shares of common stock or restricted stock upon the exercise of options, will not be returned to the 2025 Plan reserve.

Individual Plan Limits. The maximum award of stock options granted to any one individual will not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period, net of any shares canceled or redeemed in connection with any tax withholding. The maximum award of shares of restricted stock issued to any one individual will not exceed 500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period, net of any shares canceled or redeemed in connection with any tax withholding.

Amendment and Termination. The Board may, without shareholder approval, modify, revise or terminate the 2025 Plan at any time and from time to time, subject to the terms of (a) the Order, (b) the Fund’s Certificate of Incorporation and Bylaws, and (c) applicable law. The Board will seek stockholder approval of any action modifying a provision the 2025 Plan if it is determined that such stockholder approval is appropriate under the provisions of applicable law, the Fund’s Certificate of Incorporation or Bylaws, or pursuant to an order from the SEC. The 2025 Plan will terminate when all shares of the Fund’s common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or otherwise by action of the Board.

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Stock Options. The 2025 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and (2) options that do not so qualify. Options granted under the 2025 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Fund and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Plan Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant, or if required under the Investment Company Act of 1940, as amended (the “1940 Act”), not less than the net asset value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the New York Stock Exchange on the date of grant.

The term of each option will be fixed by the Plan Administrator and may not exceed ten years from the date of grant. The Plan Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Plan Administrator. In general, unless otherwise permitted by the Plan Administrator, no option granted under the 2025 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Plan Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Fund by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Plan Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a Participant in any one calendar year.

Restricted Stock. Subject to the requirement of obtaining an SEC order, the Plan Administrator is authorized to grant restricted stock awards. A grant of restricted stock is a grant of shares of the Fund’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Plan Administrator from time to time. Except to the extent restricted by the Plan Administrator, a Participant granted an award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. Except as the Plan Administrator otherwise determines, upon termination of a Participant’s service as a director, officer, and employee of the Fund during the applicable restriction period, restricted stock, for which forfeiture provisions have not lapsed at the time of such termination, shall be forfeited.

Performance Goals. The Plan Administrator may determine, in its discretion, that an award of restricted stock to the Chief Executive Officer or certain of our other most highly compensated officers will be designed to comply with the performance-based exception under Section 162(m) of the Code. In such case, the level of vesting of the award will depend on the attainment of any of the following performance criteria, either alone or in any combination, which may be expressed with respect to the Fund or one or more operating units or groups, as the Plan Administrator may determine: (a) cash flow; (b) cash flow from operations; (c) total earnings; (d) earnings per share, diluted or basic; (e) earnings per share from continuing operations, diluted or basic; (f) earnings before interest and taxes; (g) earnings before interest, taxes, depreciation, and amortization; (h) earnings from operations; (i) net asset turnover; (j) inventory turnover; (k) capital expenditures; (l) net earnings; (m) operating earnings; (n) gross or operating margin; (o) debt; (p) working capital; (q) return on equity; (r) return on net assets; (s) return on total assets; (t) return on capital; (u) return on investment; (v) return on sales; (w) net or gross sales; (x) market share; (y) economic value added; (z) cost of capital; (aa) change in assets; (bb) expense reduction levels; (cc) debt reduction; (dd) productivity; (ee) delivery performance; (ff) safety record; (gg) stock price; and (hh) total stockholder return. Performance goals may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance goals. Performance goals may but need not be determinable in conformance with generally accepted accounting principles.

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Change of Control Provisions. The 2025 Plan provides that, upon the effectiveness of a “change of control” as defined in the 2025 Plan, unless otherwise determined by the Plan Administrator at the time an award is made under the 2025 Plan, all stock options and shares of restricted stock may vest upon and subject to the closing of the change of control and all outstanding options will be assumed or continued by the successor entity. In addition, in the event an optionee’s employment or other service terminates upon or following a change of control, any then outstanding options (or other award continued or substituted therefor) shall remain exercisable for a period of 6 months following such termination, or, if earlier, the expiration date of such option.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2025 Plan requires the Plan Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2025 Plan, to certain limits in the 2025 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2025 Plan are responsible for the payment of any federal, state or local taxes that the Fund is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Plan Administrator, Participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Fund to withhold shares of common stock to be issued pursuant to the exercise or vesting. Any such shares, however, will not be added back to the number of shares reserved or otherwise available for issuance under the 2025 Plan.

Amendments and Termination. The Board may at any time amend or discontinue the 2025 Plan and the Plan Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the New York Stock Exchange, or by the 1940 Act, any amendments that materially change the terms of the 2025 Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Plan Administrator to be required by the Code to preserve the qualified status of incentive options.

Effective Date of the Plan. Although the Board adopted the 2025 Plan on October 3, 2025 and the Consenting Shareholders approved the 2025 Plan on March 19, 2026, it will not become effective unless and until we have distributed this Information Statement to our shareholders. Awards of incentive options may be granted under the 2025 Plan until the date that that is 10 years from the effective date of the 2025 Plan. No other awards may be granted under the 2025 Plan after the date that is 10 years from the date of stockholder approval. Notwithstanding the foregoing, the 2025 Plan shall not be effective with respect to any award to a non-employee director or any award of restricted stock unless the Fund has received an order from the SEC that permits such award.

Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain transactions under the 2025 Plan. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2025 Plan that may be relevant to Participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2025 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after the longer of two years from the date of grant and one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Fund will generally not be entitled to any deduction for federal income tax purposes, except in the case of a disqualifying disposition. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Any gain realized in excess of this amount will generally be considered as capital gain. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above unless, at all times during the period beginning on the option grant date and ending on the day three months before the option was exercised, the optionee remains our employee or an employee of a related corporation (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, gain or loss after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Awards of Restricted Stock. No taxable income is recognized by a recipient of a restricted stock award upon the grant of such award, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture, and we are not allowed a tax deduction for the award on such date. However, a recipient of a restricted stock award under the 2025 Plan will incur taxable income based on the fair market value of the Fund’s common stock when the forfeiture provisions on his or her award, or any portion thereof, lapse, and we generally will be allowed a corresponding tax deduction at that time. Such taxable income will generally be recognized as ordinary income. Any gain upon a later disposition of the stock in excess of this amount will generally be considered capital gain.

The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income the fair market value of the award on the date of issuance in the year he or she receives the restricted stock award. In such case, we generally will be allowed a corresponding federal income tax deduction at that time. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the forfeiture provisions lapse. However, any gain upon a later disposition of the stock will generally be considered as capital gain. If the shares of common stock subject to such Section 83(b) election are later forfeited, the recipient will not be entitled to any deduction, refund, or loss (other than any amount paid for the stock) for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Fund, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Fund’s deduction for certain awards under the 2025 Plan may be limited to the extent that the Chief Executive Officer or certain of our other most highly compensated officers receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2025 Plan is structured to allow certain awards to qualify as performance-based compensation.

Code Section 409A. The 2025 Plan is intended to be administered in a manner generally consistent with the requirements Section 409A of the Code. If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant and to a loss of deduction by us.

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The foregoing tax discussion is intended for the general information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2025 Plan. Participants in the 2025 Plan should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2025 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of March 24, 2026 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2016 Plan (1)	—	—	1,309,705
2025 Plan (2)	—	—	2,793,339

Equity compensation plans not approved by security holders	—	—	—
Total	—	—	4,060,703

(1)	Includes up to 1,267,364 common stock purchase options and restricted stock awards consisting of up to 42,341 shares of common stock.
(2)	Includes up to 1,396,670 common stock purchase options and restricted stock awards consisting of up to 1,396,669 shares of common stock.

Additional Information

This summary of the 2025 Plan is intended to provide you with basic information concerning the 2025 Plan and is qualified by the full text of the form of 2025 Plan, which is attached as Appendix A to this Information Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of March 24, 2026, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director of the Company, (3) each named executive officer, and (4) all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of March 24, 2026, or within 60 days after March 24, 2026, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Fraser Atkinson	45,591	—	45,591	*
Kenneth I. Denos	332,595	—	332,595	2.38%
Henry W. Hankinson	19,500	—	19,500	*
John A. Hardy	633,682	3,228,024	3,861,706	27.65%
L’Sheryl D. Hudson(1)	—	—	—	*
John J. May	—	—	—	*
Howard Todd Horberg	703,728	—	703,728	5.04%
Michael Tokarz	3,172,237	—	3,172,237	22.71%
All directors and executive officers as a group (6 persons)	1,031,368	3,228,024	4,259,392	30.50%

*	Indicates less than one percent.

(1)	Ms. Hudson serves as the Company’s Senior Vice President and Chief Financial Officer. Ms. Hudson is not a director of the Company.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes the total compensation that the Company paid during the fiscal years ended December 31, 2025, 2024, and 2023 to the NEOs, who are the Chief Executive Officer, the Chief Financial Officer, and our other most highly compensated executive officers who received more than $100,000 in annual compensation from the Company.

Name and Principal Position	Year	Salary	Cash Bonus	Stock Awards	All Other Compensation(1)	Total
John A. Hardy— Chief Executive Officer	2025 2024 2023	$ 561,401 534,667 508,255	$ ― ― 298,796	$ 335,542 ― ―	$ ― ― 165,235	$ 896,943 534,667 972,286

L’Sheryl D. Hudson— Chief Financial Officer	2025 2024 2023	$ 310,767 295,969 281,875	$ 9,250 24,500 21,250	$ ― ― ―	$ 29,814 19,228 18,188	$ 349,813 339,697 321,313

Kenneth I. Denos— Secretary and CCO	2025 2024 2023	$ 457,744 435,950 415,191	$ ― ― ―	$ 167,771 ― ―	$ ― ― ―	$ 625,515 435,950 415,191

(1)	Reflects the Company’s contributions to vested and unvested defined contribution plans of the NEOs.

The Company’s 2016 Equity Incentive Plan

In 2016, the Board and the Company’s shareholders adopted the Company’s 2016 Equity Incentive Plan (“2016 Plan”). Similar to the 2025 Plan, the 2016 Plan was intended to promote the interests of the Company by encouraging officers, employees, and directors of the Company and its affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a proprietary interest in the development and financial success of the Company and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The maximum number of shares of common stock that are subject to awards granted under the 2016 Plan is 2,434,728 shares. The Company made its initial grants under the 2016 Plan in 2017. As of March 24, 2026, the Company has granted awards of an aggregate of 1,225,023 shares of restricted stock under the 2016 Plan and no awards of common stock purchase options. The term of the 2016 Plan will expire on June 13, 2026.

Grants of Plan-Based Awards

The Compensation Committee meets from time to time throughout the year to consider, among other matters, compensation to our Chief Executive Officer and other compensation matters, including the administration of the 2016 Plan and the 2025 Plan. Specific performance factors that the Compensation Committee considered in determining the granting of restricted included the achievement of financial and operational goals in previous years and individual employee performance during these years in such areas as work ethic, proficiency and overall contribution to the Company. In the case of Mr. Hardy, such considerations also included his waiver of approximately $2.2 million in bonus payments related to portfolio dispositions in prior years as described under Executive Compensation Agreements below. No award of restricted stock or other equity incentives was made to our NEOs prior to 2017, and no further grants or awards of restricted stock or other equity incentives were made to our NEOs during the years 2018 through 2024. During the year ended December 31, 2025, the Compensation Committee approved the grant of an aggregate of 200,523 shares of restricted stock to our NEOs under the 2016 Plan Restricted stock awards allow the Company to account for our Incentive Plan based on the price of our common stock, fixed at the grant date of such award, resulting in a known maximum cost of such award under the incentive plan (whether the 2016 Plan or the 2025 Plan) at the time of grant.

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The following table summarizes the relevant information regarding restricted stock awards granted to our NEOs in the year ended December 31, 2025:

Name	Grant Date	Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

John A. Hardy— Chief Executive Officer	September 16, 2025	133,682	$ 335,542

Kenneth I. Denos— Secretary and CCO	September 16, 2025	66,841	167,771

Based on SEC rules requiring equity awards to be disclosed in the tables for the year during which they are granted, rather than earned, the executive compensation tables in this information statement include the restricted stock awards granted to our NEOs in 2025, even though such awards relate to performance in prior years. No award of restricted stock or other equity incentives has been made to our NEOs in the seven years prior to the awards granted in 2025. Restricted stock awards allow the Company to account for our Incentive Plan based on the price of our common stock, fixed at the grant date of such award, resulting in a known maximum cost of such award under our Incentive Plan at the time of grant.

During the year ended December 31, 2025, the Compensation Committee approved grants of restricted stock awards to the NEOs as set forth above. All of these restricted shares of stock were valued at $2.51 each, the Company’s net asset value per share on the grant date.

Outstanding Equity Awards at Fiscal Year-End

Because all of the awards granted under the 2016 Incentive Plan have fully vested, there are no awards outstanding to our NEOs for which forfeiture provision have not lapsed or remain unvested and outstanding at December 31, 2025.

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Equity Awards Vested in 2025

With respect to the awards of restricted stock made during the year ended December 31, 2025, the following table sets forth information regarding shares of restricted stock for which forfeiture provisions lapsed during this period:

Name	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
John A. Hardy— Chief Executive Officer	133,682	$ 335,542

Kenneth I. Denos— Secretary and CCO(2)	66,841	167,771

(1)	Value realized upon vesting is based on the net asset value of our common stock on the vesting date.

Potential Payments upon Termination or Change of Control

This section describes and quantifies the estimated compensation payments and other benefits to which our NEOs would be entitled upon the occurrence of a change of control or certain termination conditions described in each such NEO’s individual agreement with the Company, or Incentive Plan award agreement (whether the 2016 Plan or the 2025 Plan), as the case may be.

John A. Hardy – Chief Executive Officer.

•	In the event that Mr. Hardy’s agreement with the Company is terminated without cause or the Company experiences a change of control, each as defined therein, he will be entitled to receive two year’s base compensation, together with an amount equal to all bonuses earned during the two-year period up to the date of termination.

L’Sheryl D. Hudson – Chief Financial Officer.

•	In the event that Ms. Hudson’s employment agreement with the Company is terminated without cause as defined therein, she will be entitled to a severance payment equal to one year’s base salary then in effect.

Kenneth I. Denos – Secretary and Chief Compliance Officer.

•	In the event that Mr. Denos’s agreement with the Company is terminated without cause or the Company experiences a change of control, each as defined therein, he will be entitled to receive two year’s base compensation, together with an amount equal to all bonuses earned during the two-year period up to the date of termination.

The following table summarizes these potential payments to our NEOs upon termination(1):

Name	Severance/Termination Payment	Vesting of Stock Awards	Total
John A. Hardy— Chief Executive Officer(2)	$ 1,122,802	―	$ 1,122,802

L’Sheryl D. Hudson— Chief Financial Officer(2)	$ 310,767	―	$ 310,581

Kenneth I. Denos— Secretary and CCO(2)	$ 915,488	―	$ 915,488

(1)	Assumes, for purposes of this table, that termination occurred on December 31, 2025.
(2)	Excludes accrued vacation pay, sick days, or holidays, or any health insurance contributions pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA).

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DIRECTOR COMPENSATION

As compensation for services to the Fund, each Independent Director receives an annual fee of $40,000 paid quarterly in arrears, a fee of $2,000 for each meeting of the Board or committee thereof attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board or committee thereof, and reimbursement of all out-of-pocket expenses relating to attendance at such meetings. The chair of each of our standing committees (audit, compensation, and nominating and governance) also receives an annual fee of $50,000, payable quarterly in arrears. We may also pay other one-time or recurring fees to members of our Board in special circumstances.

Interested directors who are not executive officers of the Company do not receive annual fees for their service on the Board but may receive director fees for each director meeting attended. Interested directors may serve as directors of portfolio companies and in such capacities may receive and retain directors’ fees and other compensation directly from the portfolio companies.

In respect of services provided to the Company by members of the Board not in connection with their roles and duties as directors, the Company pays a rate of $300 per hour for services rendered.

Independent/non-officer directors were paid or accrued an aggregate of $314,000 and $296,500 as cash compensation for their services for the years ended December 31, 2025 and 2024. The following table set forth the cash and other forms of compensation that the Company paid to, or was otherwise earned by, each person who served as a director during 2025:

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Independent Directors
Fraser Atkinson	105,000	—	—	—	105,000
Henry W. Hankinson	104,000	—	—	—	104,000
John J. May	105,000	—	—	—	105,000

Interested Directors
Kenneth I. Denos	10,000	—	—	—	10,000
John A. Hardy	9,000	—	—	—	9,000

* Includes an aggregate of $333,000 in accrued but unpaid fees.

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NO DISSENTER’S RIGHTS

Under the General Corporation Law of Delaware, stockholders are not entitled to dissenter’s rights of appraisal in connection with the approval of the 2025 Plan by the Consenting Shareholders.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon by our shareholders.

ADDITIONAL INFORMATION

We file reports with the SEC, which include annual and quarterly reports, as well as other information the Company is required to file pursuant to the 1940 Act and the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders. We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at 700 Louisiana Street, 41st Floor, Houston, Texas 77002, or by calling us toll free at (888) 323-4533. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kenneth I. Denos

Secretary

April ___, 2026

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APPENDIX I

TO INFORMATION STATEMENT ON SCHEDULE 14C

OF EQUUS TOTAL RETURN

EQUUS TOTAL RETURN, INC.
2025 EQUITY INCENTIVE PLAN

1.	PURPOSE.

(A)               General Purpose. The Plan has been established to advance the interests of the Company by providing for the grant of Awards to Participants. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company” under the 1940 Act, the terms of the Plan shall be construed so as to conform to the stock-based compensation requirements applicable to “business development companies” under the 1940 Act. An Award or related transaction will be deemed to be permitted under the 1940 Act if permitted by any exemptive or “no-action” relief granted by the Commission or its staff.

(B)               Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Company’s Stock through the granting of Restricted Stock, Incentive Stock Options and Non-statutory Stock Options.

(C)               Eligible Participants. All Officers, key Employees and all Directors are eligible to be granted Awards under the Plan; provided, however, that a Director who is not an Employee shall not be granted an Award unless and until the Company has received an order from the Commission permitting Awards to non-Employee Directors; provided further, that no Participant shall be granted an Award of Restricted Stock unless and until the Company has received an order from the Commission permitting Awards of Restricted Stock hereunder.

2.	DEFINITIONS.

(A)               “1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

(B)               “Affiliate” means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code, except that in determining eligibility for the grant of an Option by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; provided, that to the extent permitted under Section 409A, “at least 20%” shall be used in lieu of “at least 50%”; and further provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards (whether under the Plan or another plan). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

(C)               “Award” means an award of Restricted Stock or Options granted pursuant to the Plan.

(D)               “Award Agreement” means any written agreement, contract, or other instrument or document approved by the Board which evidences an Award granted under the Plan.

(E)                “Board” means the Board of Directors of the Company.

(F)                “Change of Control” shall mean the first to occur of the following:

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(i)	Any Person (including one or more Persons acting as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of securities of the Company) other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company’s then-outstanding voting securities; or
(ii)	During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board plus any new Director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)	The shareholders of the Company approve a merger or consolidation of the Company with any other corporation (and such merger or consolidation is in fact consummated), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets , provided that such merger, consolidation, liquidation, sale or disposition, as the case may be, is actually consummated.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant, if such Participant is part of a purchasing group which consummates the transaction resulting in the Change of Control. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the stock (or membership or partnership units, as the case may be) of the purchasing company or group which is otherwise not significant, as reasonably determined prior to the Change of Control by a majority of the Directors who were members of the Board at least six (6) months prior to the Change of Control).

(G)               “Code” means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect. Any reference to a provision of the Code shall be deemed to include a reference to any applicable guidance (as determined by the Board) with respect to such provision.

(H)               “Commission” means the U.S. Securities and Exchange Commission.

(I)                  “Committee” has the meaning set forth in Section 3.

(J)                 “Company” means, collectively, Equus Total Return, Inc. and its subsidiaries.

(K)               “Continuous Service” means, with respect to any Participant, such Participant’s uninterrupted service with the Company or an Affiliate, whether as an Employee, Officer, or Director.

(L)                “Covered Employee” shall mean a Participant who the Committee determines is or may be one of the group of “covered employees” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

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(M)               “Covered Transaction” means any of (i) a consolidation, merger, stock sale, Change of Control or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board; provided however, that any individual becoming a Director after the Effective Date, whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Continuing Directors, will be considered as though such individual were a Continuing Director, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

(N)               “Current Market Value” has the meaning set forth in Section 8.

(O)               “Director” means a member of the Board of Directors of the Company.

(P)                “Effective Date” has the meaning set forth in Section 12.

(Q)               “Employee” means any person employed by the Company or an Affiliate.

(R)               “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

(S)                “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(T)                “Non-statutory Stock Option” means an Option that is not an Incentive Stock Option.

(U)               “Officer” means any person appointed as an officer of the Company.

(V)               “Option” means an Incentive Stock Option or a Non-statutory Stock Option granted pursuant to the Plan.

(W)             “Participant” means an individual to whom an Award is granted pursuant to the Plan.

(X)               “Performance-Based Exception” shall mean the performance-based exception from the deductibility limitations as set forth in Code Section 162(m).

(Y)               “Permitted Transferee” means a Family Member of a Participant to whom an Award has been transferred by gift.

(Z)                “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(AA)          “Plan” means this 2025 Equity Incentive Plan, as from time to time amended and in effect.

(BB)           “Restricted Stock” means an Award of Stock for so long as the Stock remains subject to restrictions requiring that it be forfeited to the Company if specified conditions are not satisfied.

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(CC)           “Securities Act” means the Securities Act of 1933, as amended.

(DD)          “Shares” or “Stock” means the common stock of the Company, par value $.001 per share.

3.	ADMINISTRATION.

(A)               Administration By Board. The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(C).

(B)               Powers of Board. The Board shall have the power, subject to the express provisions of the Plan and applicable law:

(i)	To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; the number of shares of Stock with respect to which an Award shall be granted to each such Person; to determine whether, to what extent, and under what circumstances Awards may be settled or exercised, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; and, to determine requirements for the vesting of Awards or performance or service criteria to be achieved in order for Awards to vest.
(ii)	To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.
(iii)	To amend the Plan or an Award as provided in Section 10.
(iv)	To terminate or suspend the Plan as provided in Section 11.
(v)	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(C)               Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more Directors, and the term “Committee” shall apply to any persons to whom such authority has been delegated; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards in accordance with Section 61(a)(3)(A)(iv) of the 1940 Act. For purposes of Code Section 162(m), the Committee must be comprised of two or more “outside” directors as set forth in Code Section 162(m). If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (c), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(D)               Effect of Board’s Decision. Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Participants.

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4.	SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.

(A)               Share Reserve. Subject to such adjustments as may be provided in this Section 4 and Section 9 herein, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to grants of Restricted Stock or the exercise of Awards is 2,793,339 shares.

(B)               No Addition of Forfeited, Canceled, or Held Back Shares. Shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall not be added back to the number of Shares available for issuance under the Plan and shall not be considered as part of the number of Shares otherwise reserved thereunder, and further provided, that in the event the Company repurchases Stock on the open market, such Stock shall not be added to the number of Shares available for issuance under the Plan.

(C)               Type of Shares. The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise. No fractional shares of Stock will be delivered under the Plan.

(D)               Limits on Individual Grants. The maximum number of Shares underlying an Option for which any Participant may be granted Awards in any calendar year is One Million (1,000,000) Shares, net of any Shares canceled or redeemed as payment of any applicable tax withholding. The maximum number of Shares of Restricted Stock for which any Participant may be granted Awards in any calendar year is Five Hundred Thousand (500,000) Shares, net of any Shares canceled or redeemed as payment of any applicable tax withholding.

(E)                Limits on Aggregate Grants of Restricted Stock. The combined maximum amount of Restricted Stock that may be issued under the Plan to all Participants will be 10% of the outstanding shares of Stock on the effective date of the Plan, plus 10% of the number of Shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plan. No one Participant shall be granted Awards of Restricted Stock relating to more than 25% of the Shares available for issuance under this Plan. Shares granted pursuant to an Award of Restricted Stock that are used to settle tax withholding obligations pursuant to Section 9(E) shall be included as “Restricted Stock issued” for purposes of the calculations set forth in this Section 4(E).

(F)                No Grants in Contravention of 1940 Act. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company,” no Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the 1940 Act, and, if otherwise approved for grant, shall be void and of no effect.

(G)               Limits on Number of Awards. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s Directors, Officers, and Employees, together with any Restricted Stock pursuant to this Plan and any other compensation plan of the Company, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company. Shares granted pursuant to an Award of Restricted Stock that are used to settle tax withholding obligations pursuant to Section 9(E) shall be included as “Restricted Stock issued” for purposes of the calculations set forth in this Section 4(H).

(H)               Date of Award’s Grant. The date on which the “required majority,” as defined in Section 57(o) of the 1940 Act, approves the issuance of an Award will be deemed the date on which such Award is granted.

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5.	ELIGIBILITY.

Incentive Stock Options may be granted to Employees or Employee Directors of the Company or a “parent” or “subsidiary” corporation of the Company as those terms are used in Section 424 of the Code. Awards other than Incentive Stock Options may be granted to Officers, Employees and Directors. Notwithstanding the foregoing, no Officer, Employee or Director shall be eligible to receive any Award of Options under the Plan until such time as the Plan has been approved by the Company’s shareholders and no Award of Restricted Stock to any Officer, Employee or Director or Award of Options to any Director who is not also an Employee shall granted under the Plan until such time as the Company has received an order from the Securities Exchange Commission as required by the 1940 Act, permitting such Awards. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Board.

6.	OPTION PROVISIONS.

Each Option shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

(A)               Time and Manner of Exercise. Unless the Board expressly provides otherwise, an Option will not be deemed to have been exercised until the Board receives a notice of exercise (in form acceptable to the Board) signed by the appropriate person and accompanied by any payment required under the Award. If the Option is exercised by any person other than the Participant, the Board may require satisfactory evidence that the person exercising the Option has the right to do so. No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(B)               Exercise Price of an Option. The exercise price of each Option shall be not less than the Current Market Value of the stock subject to the Option on the date the Option is granted, provided however, if no such market value exists the exercise price of each Option shall be not less than the current net asset value of the stock subject to the Option as determined in good faith by the Board on the date the Option is granted. In the case of an Option granted to a 10% Holder and intended to qualify as an Incentive Stock Option, the exercise price will not be less than 110% of the Current Market Value (or net asset value, as the case may be, if no market value exists) determined as of the date of grant. A “10% Holder” is an individual owning stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent or subsidiary entities. No such Option, once granted, may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of the New York Stock Exchange.

(C)               Consideration. The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) by such other means of payment as may be acceptable to the Board, or (iv) in any combination of the foregoing permitted forms of payment.

(D)               Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(E)                Transferability of a Non-statutory Stock Option. A Non-statutory Stock Option shall be transferable by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and a Non-statutory Stock Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.

(F)                Limitation on Repurchase Rights. If an Option gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with the 1940 Act.

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(G)               Exercisability. The Board may determine the time or times at which an Option will vest or become exercisable and the terms on which an Option requiring exercise will remain exercisable. Notwithstanding the foregoing, vesting shall take place at the rate of at least 20% per year over not more than five years from the date the award is granted, subject to reasonable conditions such as continued employment.

(H)               Termination of Continuous Service. Unless the Board expressly provides otherwise in the Award Agreement, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Option held by the Participant or the Participant’s Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(H), and will thereupon terminate subject to the following provisions (which shall apply unless the Board expressly provides otherwise):

(i)	if a Participant’s Continuous Service ceases by reason of death, or if a Participant dies following the cessation of his or her Continuous Service but while any portion of any Option then held by the Participant or the Participant’s Permitted Transferee is still exercisable, the then exercisable portion, if any, of all Options held by the Participant or the Participant’s Permitted Transferee immediately prior to the Participant’s death will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant’s death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(H)(i), and will thereupon terminate; and
(ii)	if the Board, in its sole discretion, determines that the cessation of a Participant’s Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant’s Permitted Transferee will immediately terminate.
7.	RESTRICTED STOCK PROVISIONS.

Each grant of Restricted Stock shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate grants of Restricted Stock need not be identical, but, to the extent relevant, each grant shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:

(A)               Consideration. To the extent permitted by the 1940 Act, Awards of Restricted Stock may be made in exchange for past services or other lawful consideration.

(B)               Transferability of Restricted Stock. Upon the grant of the Award of Restricted Stock, a Participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock and receipt of dividends; provided that, in the Board’s discretion, an Award Agreement may provide that any dividends paid by the Company prior to vesting of shares of Restricted Stock shall accrue and shall not be paid to the Participant until and to the extent Restricted Stock vests. Unless the Board shall otherwise determine, (i) Restricted Stock, if uncertificated, shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(D) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(D) below, and the Participant shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Board may prescribe.

(C)               Transferability of Restricted Stock. Except as the Board otherwise expressly provides, Restricted Stock shall not be transferable other than by will or by the laws of descent and distribution.

(D)               Vesting. The Board may determine the time or times at which shares of Restricted Stock will vest or become exercisable and the terms on which shares of Restricted Stock will remain exercisable. The vesting schedule for Restricted Stock issued under the Plan will be determined at the time of the initial grant of Restricted Stock.

(E)                Termination of Continuous Service. Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Restricted Stock held by Participant or the Participant’s Permitted Transferee that is not then vested will thereupon terminate and the unvested shares will be returned to the Company and will be available to be issued as Awards under this Plan.

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8.	MISCELLANEOUS.

(A)               Acceleration. The Board shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.

(B)               Stockholder Rights. No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until such Award has been delivered to the Participant or other person upon exercise of the Award. Unless otherwise set forth in their respective Award Agreements, Holders of Restricted Stock shall have all the rights of a holder upon issuance of the Restricted Stock Award.

(C)               No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employment of, or to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate (i) the employment of the Participant (if the Participant is an Employee) with or without notice and with or without cause or (ii) the service of a Director (if the Participant is a Director) pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated. Nothing in the Plan will be construed as giving any person any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

(D)               Legal Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to the grant or the exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

(E)                Withholding Obligations. Each grant or exercise of an Award granted hereunder shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such grant, exercise or exchange. Without limiting the generality of the foregoing, the Participant may satisfy such withholding requirements by tendering a check (acceptable to the Board) for the full amount of such withholding. In the event the Company or an Affiliate becomes liable for tax withholding with respect to an Option prior to the date of exercise, the Company may require the Participant to remit the required tax withholding by separate check acceptable to the Company or may make such other arrangements (including withholding from other payments to the Participant) for the satisfaction of such withholding as it determines.

The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Stock under this Plan, an appropriate amount of cash or number of shares of Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. Subject to Section 4(B), a Participant may also satisfy tax withholding obligations by the transfer to the Company of shares of Stock theretofore owned by the holder of the Award with respect to which withholding is required. Shares of Stock used to satisfy tax withholding obligations shall be valued based on the shares’ Current Market Value on the date of the transaction. Consistent with Section 409A of the Internal Revenue Code, the Company will use the closing sales price of its shares of Common Stock on the New York Stock Exchange (or any other such exchange on which its shares of Common Stock may be traded in the future) as “Current Market Value” for all purposes under the Plan.

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9.	ADJUSTMENTS UPON CHANGES IN STOCK.

(A)               Capitalization Adjustments. In the event of a Stock dividend, Stock split or combination of Shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of Shares specified in Section 4(A) that may be delivered under the Plan, to the maximum per-participant Share limit described in Section 4(D) and will also make appropriate adjustments to the number and kind of Shares or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with qualification of Incentive Stock Options under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Commission or written confirmation from the staff of the Commission that the Company may do so.

(B)               Covered Transaction. Except as otherwise provided in an Award Agreement, in the event of a Covered Transaction in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor or an affiliate of the acquiror or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award Agreement, the Board may provide that (i) each Award will become fully vested or exercisable prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Covered Transaction following vesting or exercise, and the Award will terminate upon consummation of the Covered Transaction; (ii) provide that each Award (whether vested or not) is cancelled in exchange for an amount equal to the product of (a) in the case of an Option, the excess, if any, of the product of the Change of Control Price over the exercise price for such Award, and (b) in the case of Restricted Stock, the Change of Control Price multiplied by the aggregate number of shares of Common Stock covered by such Award; and (iii) provide that any then-outstanding Options (or other award continued or substituted therefor) shall remain exercisable for a period of 6 months following such termination, or, if earlier, the expiration date of such Option; provided, further, that where the Change of Control does not constitute a “change in control event” as defined under Code Section 409A, the shares to be issued, or the amount to be paid, for each Award that constitutes deferred compensation subject to Code Section 409A shall be paid at the time or schedule applicable to such Awards (assuming for these payment purposes [but not the lapsing of the period of restriction] that no such Change of Control had occurred).  Notwithstanding the foregoing, the Board may, in its discretion, instead terminate any outstanding Option if either (x) the Company provides holders of such Options with reasonable advance notice to exercise their outstanding and unexercised Options or (y) the Board reasonably determines that the Change of Control Price is equal to or less than the exercise price for such Options. For the purpose of this subsection, “Change of Control Price” means the price per share on a fully diluted basis offered in conjunction with any transaction resulting in a Change of Control, as determined in good faith by the Board as constituted before the Change of Control, if any part of the offered price is payable other than in cash.

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10.	AMENDMENT OF THE PLAN AND AWARDS.

The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect substantially and adversely the Participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Board.

11.	TERMINATION OR SUSPENSION OF THE PLAN.

(A)               Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(B)               No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.

12.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon approval by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective with respect to an Award of Restricted Stock unless the Company has received an order of the Commission that permits such Award (the “Effective Date”).

13.	1940 ACT.

No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

14.	CODE SECTION 162(m).

(A)               Performance Goals. The Committee, in its discretion, may determine that an Award of Restricted Stock to a Covered Employee will be designed to comply with the Performance-Based Exception under Code Section 162(m). In such case, the level of vesting of the award will depend on the attainment of any of the following performance criteria, either alone or in any combination, which may be expressed with respect to the Company or one or more operating units or groups, as the Board may determine: (a) cash flow; (b) cash flow from operations; (c) total earnings; (d) earnings per share, diluted or basic; (e) earnings per share from continuing operations, diluted or basic; (f) earnings before interest and taxes; (g) earnings before interest, taxes, depreciation, and amortization; (h) earnings from operations; (i) net asset turnover; (j) inventory turnover; (k) capital expenditures; (l) net earnings; (m) operating earnings; (n) gross or operating margin; (o) debt; (p) working capital; (q) return on equity; (r) return on net assets; (s) return on total assets; (t) return on capital; (u) return on investment; (v) return on sales; (w) net or gross sales; (x) market share; (y) economic value added; (z) cost of capital; (aa) change in assets; (bb) expense reduction levels; (cc) debt reduction; (dd) productivity; (ee) delivery performance; (ff) safety record; (gg) stock price; and (hh) total stockholder return. Performance goals may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance goals. Performance goals may but need not be determinable in conformance with generally accepted accounting principles.

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(B)               Performance Period; Adjustments. The Committee shall determine the performance period over which the designated performance goals shall be attained and shall, in the case of an Award designed to comply with the Performance-Based Exception under Code Section 162(m), establish the performance goals no later than 90 days after the beginning of such performance period (or such other date as may be required or permitted under Code Section 162(m)). Following the end of the performance period, the Committee shall certify in writing the level of attainment of the performance goal(s). The Committee may reduce (including a reduction to zero), but may not increase the amount of an available award. The Committee may provide in any performance based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example, but without limitation, the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

15.	CODE SECTION 409A.

To the extent any Award is subject to Code Section 409A, such Award and the Plan are intended to be administered in a manner consistent with the requirements of Code Section 409A.  Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Code Section 409A.  Notwithstanding the foregoing, neither the Company nor the Board shall have any liability to any person in the event Code Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Solely for purposes of determining the time and form of payments due under any Award that is considered nonqualified deferred compensation under Code Section 409A and that is not otherwise exempt from Code Section 409A, a Participant shall not be deemed to have incurred a termination of employment unless and until he shall incur a “separation from service” within the meaning of Code Section 409A.  Notwithstanding any other provision in this Plan, if as of a Participant’s separation from service, the Participant is a “specified employee” as determined by the Company, then to the extent any amount payable under any Award that is considered nonqualified deferred compensation under Code Section 409A and that is not otherwise exempt from Code Section 409A, for which payment is triggered by the Participant’s separation from service (other than on account of death), and that under the terms of the Award would be payable prior to the six-month anniversary of the Participant’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of such separation from service or (b) the date of the Participant’s death.

16.	INFORMATION RIGHTS OF PARTICIPANTS.

The Company shall provide to each Participant who acquires Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to Participants who are key Employees and whose duties in connection with the Company assure their access to equivalent information.

17.	SEVERABILITY.

If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

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18.	OTHER COMPENSATION ARRANGEMENTS.

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a Participant bonuses or other compensation in addition to Awards under the Plan.

19.	WAIVER OF JURY TRIAL.

By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no Director, Officer, Employee, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

20.	CODE SECTION 83(b) ELECTIONS.

The Company and the Board have no responsibility for any Participant’s election, attempt to elect or failure to elect to include the value of an Award of Restricted Stock or other Award subject to Code Section 83 in the Participant’s gross income for the year of payment pursuant to Code Section 83(b). Any Participant who makes an election pursuant to Code Section 83(b) will promptly provide the Board with a copy of the election form.

21.	NO OBLIGATION TO EXERCISE.

The grant of an Award of an Option will impose no obligation upon the Participant to exercise the Award. The Company and the Board have no obligation to inform a Participant of the date on which any Award lapses except as may be set forth in the Award Agreement.

22.	RIGHT TO OFFSET.

Notwithstanding any provisions of the Plan to the contrary, and to the extent permitted by applicable law (including Code Section 409A), the Company may offset any amounts to be paid to a Participant (or, in the event of the Participant’s death, to his beneficiary or estate) under the Plan against any amounts that such Participant may owe to the Company.

23.	COOPERATION.

A Participant will cooperate with the Board by furnishing any and all information requested by the Board and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Board may deem necessary when eligibility or entitlement to any compensation or benefit based on any matter relating to the disability of the Participant is at issue.

24.	NO CONSTRAINT ON CORPORATE ACTION.

Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

25.	LIMITATION ON LIABILITY.

Notwithstanding anything to the contrary in the Plan, neither the Company nor the Board, nor any person acting on behalf of the Company or the Board, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code; provided, however, that nothing in this Section 20 shall limit the ability of the Board or the Company to provide by express agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.

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